1838 INVESTMENT ADVISORS FUNDS
                         Supplement dated July 2, 2003
                    to the Prospectus dated February 28, 2003

         THIS INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS. THIS SUPPLEMENT AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CALL 1-877-367-1838.

         On June 18, 2003, the Board of Trustees of the 1838 Investment Advisors Funds approved a 2.00% redemption fee on shares of the International Equity Fund held 60 calendar days or less in order to discourage short-term trading activity in the Fund. Effective September 2, 2003, a redemption fee will apply to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another 1838 Investment Advisors fund) within 60 calendar days of their purchase. See "Exchange of Shares" and "How to Redeem Shares" for more information on when the redemption fee will apply.


The Prospectus is changed as follows:

1. The following information replaces the information on page 8 of the current prospectus:

EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                                International              Fixed Income             Large Cap
                                                 Equity Fund                   Fund                Equity Fund
                                                -------------              -------------           -----------

Shareholder Fees (1)
----------------
(charges paid directly from your investment)

Redemption Fee
(as a percentage of total redemption proceeds)       2.00%                      None                  None

Annual Fund Operating Expenses
------------------------------
(expenses deducted from Fund assets)

Management Fees (2)                                  0.75%                     0.50%                 0.65%
Other Expenses                                       0.35%                     0.24%                 0.53%
                                                     -----                     -----                 -----

       Total Annual Fund Operating Expenses          1.10%                     0.74%                 1.18%


(1) The Funds are a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of the International Equity Fund that you have held for 60 calendar days or less you will pay a redemption fee of 2.00%, payable to the Fund. The purpose of the fee is to discourage short-term trading, which increases transaction costs of the Fund. You also may be charged a fee if you buy or sell shares in a fund through a broker or agent. If such a fee is charged, it will be charged directly by the broker or agent, and not by the fund.

(2) The Funds' investment adviser voluntarily has agreed to waive its fees and/or reimburse the Funds so that each Fund's total operating expenses do not exceed the following percentage of average daily net assets of the
       Fund: International Equity Fund: 1.25%; Fixed Income Fund: 0.60%; and Large Cap Equity Fund: 0.75%. The investment adviser's voluntary fee waivers and reimbursement of Fund expenses will remain in effect until further notice, but may be rescinded at any time.


                                                                   (Continued)

Example

       The following example illustrates the expenses that you would pay on a $10,000 investment over various time periods assuming (1) a 5% annual rate of return; (2) reinvestment of all dividends and distributions; (3) redemption at the end of each time period, and (4) each Fund's operating expenses remain the same:


                                            1 yr.             3 yrs.            5 yrs.       10 yrs.
                                            -----             ------            ------       ------

         International Equity Fund          $112              $350              $606         $1,340
         Fixed Income Fund                  $  76             $237              $411         $  918
         Large Cap Equity Fund              $120              $375              $649         $1,432


         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. The example is based upon gross total annual operating expenses for the Funds and does not take into account current fee waivers.

2. The following information replaces the section titled "Exchange of Shares" on page 20:

EXCHANGE OF SHARES

         You may exchange all or a portion of your Fund shares for shares of any of the other Funds in the 1838 Investment Advisors Funds' complex that currently offer shares to investors. Shares of a Fund are available only in states in which such shares may be lawfully sold.

         A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by MISC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time. Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000.

         The International Equity Fund will assess a 2.00% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another 1838 Investment Advisors fund) within 60 calendar days of their purchase. This fee is paid to the Fund in order to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain employer-sponsored retirement plans; (2) institutional accounts over which 1838 Investment Advisors, LLC has discretionary control; (3) accounts in which employees of 1838 Investments Advisors, LLC, its parent company MBIA Corp., or any of its subsidiaries are named on the account registration; and (4) reinvested distributions (dividends and capital gains).

         To obtain more information about exchanges, or to place exchange orders, contact MISC at (877) 367-1838. The Trust reserves the right to terminate or modify the exchange offer described here and will give shareholders sixty days' notice of such termination or modification.




                                                                  (Continued)

3. The following replaces the information under the section titled "How To Redeem Shares" on page 20:

HOW TO REDEEM SHARES

         Shareholders may redeem their Fund shares on any day that the Fund calculates its net asset value (see "Calculation of Net Asset Value"). The Fixed Income Fund and Large Cap Equity Fund do not charge any redemption fees, but the International Equity Fund may deduct a redemption fee of 2.00% from redemption proceeds. Brokers and other intermediaries also are authorized to accept redemption requests on behalf of the Funds. Redemptions will be effective at the net asset value per share next determined after receipt by MISC of a redemption request meeting the requirements described below. Redemption proceeds, minus the redemption fee, if applicable are normally sent on the next business day following receipt by MISC of the redemption request but, in any event, redemption proceeds are sent within seven calendar days of receipt of the request. Redemption requests should be accompanied by the Fund's name and your account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions.

         Each Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder.

                         1838 INVESTMENT ADVISORS FUNDS
                         Supplement dated July 2, 2003
       to the Statement of Additional Information dated February 28, 2003

         THIS INFORMATION SUPPLEMENTS THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION ("SAI"). THIS SUPPLEMENT AND THE SAI TOGETHER CONSTITUTE A CURRENT SAI. TO REQUEST A CURRENT COPY OF THE SAI, PLEASE CALL 1-877-367-1838.

         On June 18, 2003, the Board of Trustees of the 1838 Investment Advisors Funds approved a 2.00% redemption fee on shares of the International Equity Fund held 60 calendar days or less in order to discourage short-term trading activity in the Fund. Effective September 2, 2003, a redemption fee will apply to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another 1838 Investment Advisors fund) within 60 calendar days of their purchase. See "Exchange of Shares" and "How to Redeem Shares" for more information on when the redemption fee will apply.


The SAI is changed as follows:

1. The following paragraph replaces the first paragraph under the section titled "Redemption" on page 30 of the current SAI:

Redemption

                  Under normal circumstances, you may redeem your shares without a fee. In certain circumstances, however, the 1838 International Equity Fund will charge a 2.00% redemption fee on shares redeemed within 60 days of their purchase. See "Exchange of Shares" and "How to Redeem Shares" in the Prospectus to determine how the fee may be applied. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus of each Fund. See "How to Redeem Shares" in the Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.